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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 8, 1999
                                                         ---------------


                             DELTA AIR LINES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                   1-5424                 58-0218548
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(State or other jurisdiction       (Commission          (IRS Employer
of incorporation)                  File Number)         Identification No.)


       Hartsfield Atlanta International Airport, Atlanta, Georgia 30320
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:        (404) 715-2600
                                                    ---------------------------
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Item 7.         FINANCIAL STATEMENTS AND EXHIBITS

                The documents attached hereto as Exhibits 1, 4.1, 4.2, 8 and 23 are being filed in connection with, and incorporated by reference in, the Registration Statement on Form S-3 (File No. 333-58647) of Delta Air Lines, Inc. (the "Company"), which Registration Statement was declared effective by the Securities and Exchange Commission (the "Commission") on July 20, 1998. The exhibits relate to an offering by the Company from time to time of up to $300 million aggregate principal amount of Medium-Term Notes, Series C, pursuant to a Prospectus Supplement dated January 8, 1999 and filed with the Commission on such date.

                The Exhibit Index on page 4 is hereby incorporated herein by reference.



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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DELTA AIR LINES, INC.



                                      BY: /s/ Mark T. Greenquist
                                          -----------------------------------
                                          Mark T. Greenquist
                                          Vice President and Treasurer


DATE:  January 8, 1999



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                                  EXHIBIT INDEX


Exhibit No.
-----------
      1               Form of Distribution Agreement

      4.1             Form of Fixed Rate Note

      4.2             Form of Floating Rate Note

      8 Tax Opinion of Sullivan & Cromwell, Special Tax Counsel to the Company

      23              Consent of Sullivan & Cromwell (included in Exhibit 8)



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